Exhibit 99.1

2011 Shareholder Meeting
Hines Real Estate Investment Trust, Inc.
Charles Hazen
President and CEO

▪ Preserve invested capital
▪ Invest in a diversified portfolio of office properties
▪ Pay regular cash dividends
▪ Achieve appreciation of our assets over the long term
▪ Remain qualified as a REIT for tax purposes
Hines REIT 2011 Shareholder Meeting

Investment Objectives

▪ GDP dropped 5% from its pre-recession peak in Q4 2007
▪ Unemployment rose to 10.1%
 – 8.75 million jobs lost
▪ S&P Index dropped 58%
▪ Home values dropped 33%
▪ Some of the largest companies in the world went bankrupt or received large government bailouts because of the financial distress

Hines REIT 2011 Shareholder Meeting

Great Recession

▪ Commercial real estate transactions dropped 85% from 2006 to
 2009
▪ Real estate values dropped 40% to 50%
▪ Office vacancies increased from 12.6% to 16.6%
▪ Tenant bankruptcies increased and companies began reducing space
▪ Debt markets froze and new loans and refinancing became very difficult
Hines REIT 2011 Shareholder Meeting

Real Estate Markets

▪ Share sales slowed dramatically as fear gripped the markets and investors stopped making new investments
▪ Redemptions in the Company increased from $10.6 million in
 2007 to $152.5 million in 2009, as investors sought safety and liquidity
▪ Lack of new capital and significant out flows put a substantial strain on the Company’s liquidity and financial position
Hines REIT 2011 Shareholder Meeting

Market Forces Adversely Impacted the Company

▪ Management focused on preserving the liquidity and financial stability of the Company
 – Board elected to cease selling shares under primary offering and suspended share redemption program
 – Achieved liquidity through strategic asset sales in Brazil, New York and Houston
 – Paid down debt and provided additional cash collateral for certain mortgage financing
 – Proactively leased vacant space and renewed tenants to provide long term stability
 • Aggressive competition for tenants has resulted in lower rental rates and higher tenant concessions
 – Dividend lowered in July 2010 from annual rate of 6% to 5% (on $10.08 share price)
Hines REIT 2011 Shareholder Meeting

600 Lexington (owned through the Core Fund)

Hines

Strategic Dispositions
	Acquired	Sold
Date	Feb-04	May-10
Price	$91.6M	$193M
Lease %	76%	94%
Net sales proceeds		$134.0M1
Araucaria, Louveira and Vinhedo
	Acquired	Sold
Date	Dec-08	Jan-2010 & April-2010
Price	$115M	$141M
Exchange Rate	2.35BRL/$USD	1.81BRL & 1.76BRL/$USD
Net sales proceeds		$127.9M USD
Atrium on Bay
	Acquired	Sold
Date	Feb-07	June-11
	$250CAD	$344.8CAD
Price	$215M USD	$353M USD
Exchange Rate	$CAD/$0.861USD	$CAD/$1.023USD
Lease %	86%	98%
Net sales proceeds		$128.7M USD
Since the closing of Hines REIT in
December 2009, the firm has
evaluated opportunities for
targeted asset sales.
The proceeds from these sales
continue to support the overall
objectives of reducing debt,
managing liquidity, funding capital
expenditures and leasing costs,
and maximizing shareholder
distributions.
Hines REIT 2011 Shareholder Meeting

1. This amount represents the project-level net proceeds. Our effective ownership in this asset on the date of sale was 11.67%.

Current Market Update
▪ Economic recovery appears to have slowed
 – GDP only up 0.4% in Q1 and 1.3% in Q2
 – 8 consecutive quarters of GDP growth
▪ Unemployment is still very high
 – Increased each month in Q2
 – Jobs have grown in 9 consecutive months
 – Net jobs up since employment lows in February 2010
▪ Office market fundamentals starting to show signs of recovery
 – NCREIF reporting six consecutive quarters of positive total property return
 – New leasing requiring lower rental rates and higher tenant allowances
 – Core markets such as New York, Chicago and San Francisco continue to show signs of rental growth
▪ Uncertainty in global economy causing instability in US markets
 – U.S. debt ceiling and budget concerns
 – Europe’s sovereign debt crisis
Hines REIT 2011 Shareholder Meeting

Portfolio Summary
▪ Total real estate assets of approximately $3.5B
▪ Interests in 58 properties totaling over 28 million square feet
▪ Weighted average occupancy of 89%
▪ Current leverage percentage of 55% with weighted average
 interest rate of 5.6%
Hines REIT 2011 Shareholder Meeting

East
Midwest
South
West
Rio de Janeiro

Office - 92%
Industrial - 2%
Retail - 6%

East - 8.2%
Midwest - 19.7%
South - 30.6%
West - 40.7%
International - .8%

Atlanta - 3.1%
Chicago - 12.8%
Denver - 1.9%
Kansas City - 4.4%
Miami - 5.0%
New York - 4.1%
Richmond - 1.8%
San Francisco/East Bay - 7.7%
Other - 3.3%
Charlotte - 2.0%
Dallas - 10.2%
Houston - 10.9%
Los Angeles - 13.1%
Minneapolis - 2.5%
Phoenix - 1.7%
Sacramento - 5.3%
Seattle - 10.2%

Hines

Hines REIT 2011 Shareholder Meeting

REGIONAL MIX1
% OF TOTAL PORTFOLIO—BASED ON ESTIMATED AGGREGATE VALUE
CITY MIX1
% OF TOTAL PORTFOLIO—BASED ON ESTIMATED AGGREGATE VALUE
San Francisco
Houston
Chicago
Seattle
Atlanta
San Diego
Los Angeles
Washington, DC
New York
Dallas
Sacramento
Miami
Richmond
East Bay
Charlotte
Minneapolis
Phoenix
Kansas City
San Antonio
Orlando
Memphis
Denver
ASSET CLASS MIX1
% OF TOTAL PORTFOLIO—BASED ON ESTIMATED AGGREGATE VALUE
1. Data as of June 30, 2011 and based on Hines REIT’s pro rata ownership.

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
11.3%
5.4%
8.1%
13.0%
5.1%
8.8%
6.6%
6.5%
10.4%
4.5%
4.5%
Vacant
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Investment Grade - 33.6%
Top 100 Legal (based on Am. Law) - 10.6%
Top 200 Legal (based on Am. Law) - 3.1%
Other Credit - 7.6%
Non Credit - 45.1%

TENANT INDUSTRY MIX[1]

% OF TOTAL PORTFOLIO—BASED ON SQUARE FOOTAGE

Accounting - 2.8%
Arts, Entertainment, and Recreation - 2.0%
Construction - 1.2%
Finance and Insurance - 14.1%
Government - 4.6%
Grocery Anchored Retail - 7.0%
Health Care - 3.7%
Information - 11.9%
Legal - 16.9%
Manufacturing - 12.5%
Other Services - 2.1%
Oil & Gas - 4.3%
Professional Services - 5.3%
Real Estate - 2.7%
Transportation and Warehousing - 3.7%
Wholesale Trade - 2.9%
Other - 2.3%

Hines

Lease Rollover and Tenant Diversification
Hines REIT 2011 Shareholder Meeting

ROLLOVER1
% OF TOTAL LEASABLE SQUARE FEET IN PORTFOLIO
TENANT CREDIT QUALITY1
% OF TOTAL PORTFOLIO—BASED ON SQUARE FOOTAGE
1. Data as of June 30, 2011 and based on Hines REIT’s pro rata ownership.

San Diego
Houston
Chicago
San Francisco
Seattle
Atlanta
Los Angeles
Richmond
Sacramento
Charlotte
Dallas
Miami
East Bay
Minneapolis
Phoenix
Kansas City
Denver
Orlando
San Antonio
Memphis
New York
Washington, D.C.
Raleigh
Rio de Janeiro
JPMorgan Chase Tower
Dallas, TX
1,253,353 Square Feet
Acquired 11/07
84% leased
Minneapolis Office/Flex
Portfolio
Minneapolis, MN
768,648 Square Feet
Acquired 9/07
85% leased
Williams Tower
Houston, TX
1,479,764 Square Feet
Acquired 05/08
87% leased
2555 Grand Blvd
Kansas City, MO
595,607 Square Feet
Acquired 2/08
100% leased
4050/4055 Corporate
Drive
Dallas, TX
643,429 Square Feet
Acquired 05/08
100% leased
Citymark
Dallas, TX
219,117 Square Feet
Acquired 8/05
84% leased
321 North Clark
Chicago, IL
888,837 Square Feet
Acquired 4/06
75% leased
Three Huntington
Quadrangle
Long Island, NY
407,912 Square Feet
Acquired 7/07
60% leased
Airport Corporate
Center
Miami, FL
1,018,428 Square Feet
Acquired 1/06
82% leased
Hines REIT Portfolio
Hines REIT 2011 Shareholder Meeting

San Diego
Houston
Chicago
San Francisco
Seattle
Atlanta
Los Angeles
Richmond
Sacramento
Charlotte
Dallas
Miami
East Bay
Minneapolis
Phoenix
Kansas City
Denver
Orlando
San Antonio
Memphis
New York
Washington, D.C.
Raleigh
Rio de Janeiro
Denver Industrial
Denver, CO
484,737 Square Feet
Acquired 12/08
98% leased (345 Inverness)
88% leased (Arapahoe)
5th & Bell
Seattle, WA
197,135 Square Feet
Acquired 6/07
99% leased
Seattle Design Center
Redmond, WA
390,684 Square Feet
Acquired 6/07
74% leased
Daytona-Hart Portfolio
Redmond, WA
711,974 Square Feet
Acquired 12/06, 1/07
100% leased (Daytona)
85% leased (Laguna)
1900/2000 Alameda
San Mateo, CA
254,145 Square Feet
Acquired 6/05
92% leased
1515 S Street
Sacramento, CA
349,740 Square Feet
Acquired 11/05
99% leased
3400 Data Drive
Sacramento, CA
149,703 Square Feet
Acquired 11/06
100% leased
2100 Powell
Emeryville, CA
344,433 Square Feet
Acquired 12/06
100% leased
One Wilshire
Los Angeles, CA
661,553 Square Feet
Acquired 8/07
95% leased
Hines REIT 2011 Shareholder Meeting
Hines REIT Portfolio

Distribution Park Rio
Rio de Janeiro, Brazil
693,115 Square Feet
Acquired 07/07
100% leased
San Diego
Houston
Chicago
San Francisco
Seattle
Atlanta
Los Angeles
Richmond
Sacramento
Charlotte
Dallas
Miami
East Bay
Minneapolis
Phoenix
Kansas City
Denver
Orlando
San Antonio
Memphis
New York
Washington, D.C.
Raleigh
Rio de Janeiro
Weingarten Retail
Portfolio
Various locations
1,505,835 Square Feet
Acquired 11/08 - 3/09
90% leased
Raytheon/DirecTV
El Segundo, CA
550,579 Square Feet
Acquired 3/08
100% leased
Hines REIT Portfolio
Hines REIT 2011 Shareholder Meeting

1As of June 30, 2011, Hines REIT owned an approximate 26.8% interest in the Hines US Core Office Fund.
San Francisco
Houston
Chicago
Seattle
Atlanta
San Diego
Los Angeles
New York
Richmond
Charlotte
Phoenix
Sacramento
Washington D.C.
499 Park Ave
New York, NY
291,515 Square Feet
Acquired 8/03
92% leased
425 Lexington Ave
New York, NY
700,034 Square Feet
Acquired 8/03
100% leased
Riverfront Plaza
Richmond, VA
951,616 Square Feet
Acquired 11/06
97% leased
Charlotte Plaza
Charlotte, NC
625,026 Square Feet
Acquired 6/07
92% leased
Carillon
Charlotte, NC
472,895 Square Feet
Acquired 7/07
85% leased
1200 19th Street
Washington D.C.
337,486 Square Feet
Acquired 8/03
83% leased
Hines REIT Portfolio1
Hines REIT 2011 Shareholder Meeting

1As of June 30, 2011, Hines REIT owned a 26.8% interest in the Hines US Core Office Fund.
One Shell Plaza
Houston, TX
1,230,395 Square Feet
Acquired 5/04
99% leased
Two Shell Plaza
Houston, TX
565,573 Square Feet
Acquired 5/04
95% leased
One Atlantic Center
Atlanta, GA
1,100,312 Square Feet
Acquired 7/06
90% leased
Three First National
Chicago, IL
1,429,804 Square Feet
Acquired 3/05
92% leased
One North Wacker
Chicago, IL
1,373,754 Square Feet
Acquired 3/08
94% leased
Renaissance
Square
Phoenix, AZ
965,508 Square Feet
Acquired 12/07
83% leased
333 West Wacker
Chicago, IL
855,712 Square Feet
Acquired 4/06
77% leased
101 Second Street
San Francisco, CA
388,370 Square Feet
Acquired 9/04
92% leased
The KPMG Building
San Francisco, CA
379,328 Square Feet
Acquired 9/04
88% leased
Golden Eagle Plaza
San Diego, CA
449,180 Square Feet
Acquired 8/05
96% leased
Warner Center
Los Angeles, CA
808,274 Square Feet
Acquired 10/06
89% leased
720 Olive Way
Seattle, WA
300,710 Square Feet
Acquired 1/06
85% leased
Douglas Boulevard
Sacramento, CA
884,320 Square Feet
Acquired 05/07
63% leased
Wells Fargo Center
Sacramento, CA
502,365 Square Feet
Acquired 05/07
93% leased
Hines REIT 2011 Shareholder Meeting
Hines REIT Portfolio1

▪ Houston, TX - Williams Tower
 – Williams Companies, an integrated natural gas company, renewed 265,000
 Square Feet (SF) for 10 years
 – Executed a lease renewal with Rowan for 75,000 SF, reducing our 2010 rollover exposure by 5% and extending their lease through 2020.
 – Executed a lease with Quanta Services to lease 78,000 SF for a 13-year term.
▪ Houston - Shell Plaza
 – Agreed to terms and in lease negotiations for an early renewal with Shell, the largest tenant, which will extend their lease expiration from 2015 to 2025 for approximately 1M - 1.2M SF of space.
▪ Dallas - Chase Tower
 – Executed a lease renewal with Deloitte for 150,000 SF; extending their lease through 2026.
Hines REIT 2011 Shareholder Meeting

Finding Success in Challenging Markets

▪ Atlanta, GA - One Atlantic Center
 – National law firm Alston + Bird renewed 365,000 SF for 17 years
▪ Los Angeles, CA - Warner Center
 – Health Net Inc. (NYSE: HNT), a managed care organization, executed a
 334,000 SF lease renewal for 10 years
▪ Redmond, WA - Laguna
 – Executed a renewal with Honeywell for 256,000 SF for five years. Honeywell is a
 Fortune 100 company that invents and manufactures technologies to address tough challenges linked to global macrotrends such as safety, security, and energy
▪ Chicago - 333 West Wacker
 – Executed an early renewal of Nuveen, the largest tenant in the building with
 167,000 SF. The tenant extended its 2013 expiration to 2025. In conjunction with the renewal, the project will undergo certain capital improvements, which will also support other leasing objectives.
Hines REIT 2011 Shareholder Meeting

Finding Success in Challenging Markets

96%
94%
92%
90%
88%
86%
84%
82%
80%
2004
2005
2006
2007
2008
2009
2010
1Q11
2Q11
85%
94%
87%
95%
89%
94%
89%
93%
88%
95%
85%
90%
85%
89%
85%
89%
85%
89%
NCREIF US Office Leased
Hines REIT Portfolio Leased

Source: NCREIF

Hines

Tracking Occupancy
Hines REIT 2011 Shareholder Meeting

Debt Maturity Chart

Portfolio Weighted Average Interest Rate 5.59%
Balance at Maturity
$1,000,000,000
$900,000,000
$800,000,000
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0

	2011	2012	2013	2014	2015	2016	2017	2021
Amount Maturing	$0	$159,500,000	$456,000,000	$0	$19,762,000	$292,868,000	$335,000,000	$79,000,000
% of Debt Maturing	0.00%	11.88%	33.98%	0.00%	1.47%	21.82%	24.96%	5.89%
No. of Loans	0	1	3	0	2	4	4	1

Hines

Hines REIT 2011 Shareholder Meeting

May 2011 Share Valuation
▪ FINRA 09-09 requirement - 18 months after closing of the offering
▪ New share value was $7.78
▪ The estimated share value was determined by:
 – Valuations of substantially all of our real estate investments by independent third parties;
 – Internal valuations of our real estate investments by management
 – Valuations of our notes payable by an independent third party; and
 – Valuation of other assets and liabilities by management
Hines REIT 2011 Shareholder Meeting

Changes to the Quarterly Distributions
▪ Board has maintained the same per share distribution rate for July and August 2011
 – 5.0% annualized rate based on previous offering price of $10.08
 – 6.5% annualized rate based on new estimated share value of $7.78
▪ Distributions for July and August will be paid from two sources
 – 70% paid from funds generated by operations
 – 30% will be a special distribution from the profits on sales of certain properties
▪ Special distribution represents a return of the shareholders’
 invested capital
Hines REIT 2011 Shareholder Meeting

$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

Hines

Distribution History - Cents Per Share Paid Quarterly
Hines REIT 2011 Shareholder Meeting

Current Priorities & Focus
▪ Alignment of interest
 – Hines has approximately $100 million invested in Hines REIT
 – Hines waived 1/3 of its cash asset management fees from July 2011 through
 December 2012 to enhance the Company’s cash flows
 • Total fee waiver is projected to total over $7.5 million
▪ Our near-term priorities consist of:
 – Leasing of existing assets in our portfolio
 – Strategic asset sales
 – Managing liquidity & maximizing distributions to shareholders
Hines REIT 2011 Shareholder Meeting

Current Priorities & Focus
▪ Our long-term priorities consist of:
 – Evaluating potential exit strategies
 – Managing our debt maturities
▪ These priorities are designed to assist us in maximizing
 shareholder returns over the long term and returning shareholder capital
Hines REIT 2011 Shareholder Meeting